SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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TVIA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TVIA, INC.
4001 Burton Drive
Santa Clara, California 95054
(408) 982-8588

July 10, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Tvia, Inc. that will be held on Thursday, August 10, 2006, at 2:00 p.m., Pacific Daylight Time, at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California 95054.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

A copy of our 2006 Annual Report to Stockholders including our Form 10-K is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

ELI PORAT
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL TWO RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL THREE PROPOSAL TO AMEND THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN
PROPOSAL FOUR
STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
OTHER MATTERS
PAYMENT OF COSTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

TVIA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 10, 2006

To the Stockholders of Tvia, Inc.:

The Annual Meeting of Stockholders of Tvia, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California 95054, on Thursday, August 10, 2006, at 2:00 p.m. Pacific Daylight Time, for the following purposes:

1. To elect two Class III directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm;

3. To consider and vote upon an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan to increase the number of shares available for issuance under the Plan by 2,400,000 shares; and

4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Stockholders of record as of the close of business on July 6, 2006 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 4001 Burton Drive, Santa Clara, California 95054, for ten days before the meeting.

It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

DIANE BJORKSTROM
Secretary

July 10, 2006

TVIA, INC.
4001 Burton Drive
Santa Clara, California 95054
(408) 982-8588

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tvia, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at our principal executive offices at 4001 Burton Drive, Santa Clara, California 95054, on Thursday, August 10, 2006, at 2:00 p.m., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

Revocation of Proxies

The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation, by submitting a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If no choice is specified, the shares will be voted “FOR” the election of the nominees for director listed in this Proxy Statement and “FOR” the ratification of the Company’s independent auditors.

Who Can Vote

Stockholders of record at the close of business on July 6, 2006 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, the Company had 24,117,667 shares of common stock, $0.001 par value (the “Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of the Company’s outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Required Vote

Directors are elected by a plurality vote. The nominees for director who receive the most votes cast in their favor will be elected to serve as directors. The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about July 12, 2006. The Company’s Annual Report on Form 10-K containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2006, is being mailed together with the proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to Article VI of the Company’s Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes. The number of directors is currently set at seven. Each class consists of two or three directors. The Class I directors will continue to serve until the 2007 Annual Meeting and the Class II directors will serve until the 2008 Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, Mark Mangiola and Dr. Baichuan Du as the nominees to fill the Class III director seats to serve until the 2009 Annual Meeting. If Mr. Mangiola or Dr. Du is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, to fill the vacancy.

Biographical information concerning the nominees is set forth below.

Class III

Name	Age	Principal Occupation for the Past Five Years

Dr. Baichuan Du	60	• Retired.
		• From 2001 to April 2006 Deputy Chief Technology Officer of SARFT (State Administration of Radio, Film & Television for China).
		• From 2000 to 2001, President of SARFT Academy of Broadcasting Science (ABS).
		• Since 1994, Chair of China HDTV Experts Group and the Deputy Director of China Radio & TV Standardization Working Group.
Mark Mangiola	50	• Lead director of the company since March 2005. Director of the Company since May 2001.
		• Since March 2001, Partner with Canaan Ventures.
		• From March 1999 to March 2001, President and Chief Executive Officer of @Home Solutions, Inc.
		• From December 1996 to March 1999, Vice President Operations of @Home Networks.
		• From September 1995 to December 1996, Chief Executive Officer of Positive Communications, Inc.
		• Director of Hcorp Inc. since October 2001 and director of Zolo Technologies, Inc. since January 2002.

The Board of Directors recommends a vote “FOR” the election of Dr. Du and Mr. Mangiola as the Class III Directors of the Company.

Biographical information concerning the remaining members of the Board of Directors is set forth below:

Class I

Name	Age	Principal Occupation for the Past Five Years

R. David Dicioccio	47	• Director of the Company since February 2000.
		• Founder and from 2002 until 2005, Chief Operating Officer and Director of Fabric 7 Systems, Inc., a supplier of innovative systems solutions for large enterprise data centers.
		• Since November 1998, Managing Member of RDD Associates, LLC, an investor in and strategic advisor to early stage and established technology companies.
		• From 1992 to 1998, Mr. Dicioccio was a Managing Director and Group Head of the Technology and Communications Investment Banking practice at UBS (PaineWebber).
Eli Porat	60	• Chief Executive Officer of the Company since November 2001, and President of the Company since February 2002.
		• Director of the Company since March 2001.
		• From May 1997 to November 2001, Chief Executive Officer of OpenGrid, Inc., a mobile business solutions company, and from May 1997 to November 2000, Chairman of its Board of Directors.

• Mr. Porat has also served as a director and on the audit and compensation committees of Voxware, Inc., an electronics company, and as a director of MessageBay, Inc., a software company, since February 1999 and June 1997, respectively.

Class II

Name	Age	Principal Occupation for the Past Five Years

James Bunker	71	• Director of the Company since February 2000.
		• Retired.

• From July 1998 to December 1999, Mr. Bunker served as President and Chief Executive Officer of Video Network Communications, Inc., a video conferencing company, and served as Chairman of its Board of Directors from December 1999 to December 2001.

		• From January 1994 to July 1999, consultant to high technology companies.
		• Director and Chairman of the Board of Directors of Channelogics, Inc., a cable systems monitoring software company, from January 2002 to May 2003.
Yves Faroudja	68	• Director of the Company since March 17, 2005.
		• Chief Executive Officer of the Yves Faroudja Project since 2001.
		• President, CTO and Founder of Faroudja Laboratories from 1971 to 2000. Sold company to Sage which was then bought by Genesis Microchip Inc.
		• Holds 60 US and foreign patents including the first patents on multiple high definition image quality technologies.
Tom Oswold	53	Director of the Company since June 2006.
Retired.
Chief Financial Officer of Picarro, Inc., a laser manufacturing company, from March 2002 to September 2003.
Vice President and Chief Financial Officer of AristaSoft Corporation, a managed application services company, from August 1999 to August 2001.
Senior Vice President and Chief Financial Officer of GRIC Communications, Inc., an Internet roaming and IP telecom company, from November 1997 to January 1999.
		Vice President, Finance and Treasurer at Silicon Graphics, Inc. from March 1988 to January 1996.

Board Meetings and Committees in Fiscal year 2006

The Board of Directors held four meetings during the fiscal year ended March 31, 2006. All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

The Board of Directors has appointed a Compensation Committee, an Audit Committee, and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules. The Board has approved a charter for each of these committees. A copy of the charter for the Audit Committee and the Nominating and the Corporate Governance Committee can be found as an appendix to the Company’s proxy statement for the Company’s 2004 Annual Meeting, as filed with the SEC on June 25, 2004.

Compensation Committee

Number of Members:	Three
Members:	Mr. Mangiola (Chairman)
Mr. Faroudja
Mr. Bunker
Number of Meetings:	Four
Functions:	The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive and employee compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review, and make recommendations for approval by the independent members of the Board regarding, the compensation for the Chief Executive Officer and other executive officers of the Company, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers of the Company, administer the Company’s stock plans and other compensation plans.

Audit Committee

Number of Members:	Four
Members:	Mr. Oswold (Chairman and member as of June 8, 2006)
Mr. Bunker (Previous Chairman)
Mr. Dicioccio
Mr. Mangiola
Number of Meetings:	Eight
Functions:	The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal controls, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

Nominating/Corporate Governance & Operating Committee

Number of Members:	Three
Members:	Mr. Dicioccio (Chairman)
Mr. Mangiola
Mr. Faroudja
Number of Meetings:	Three
Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors and determine the composition of the Board and its committees. Other specific duties and responsibilities are to recommend nominees to fill vacancies on the Board, investigate suggestions for candidates for membership on the Board, and monitor compliance with Board and Board committee membership criteria.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Board of Directors has as an objective that its membership is composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting and finance, or industry and technology knowledge that may be useful to the Company and the Board. They should have high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, (currently Messrs. Dicioccio, Oswold and Mangiola) and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

Stockholder Nominations

In addition to the Company’s internal process for nominating director candidates, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days or more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to: Secretary, Tvia, Inc., 4001 Burton Drive, Santa Clara, California 94054. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Tvia, Inc., 4001 Burton Drive, Santa Clara, California 94054. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 6, 2006 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers named under “Executive Compensation — Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o Tvia, Inc., 4001 Burton Drive, California 95054. The percentage of common stock beneficially owned is based on 24,117,667 shares outstanding as of July 6, 2006. In addition, shares issuable pursuant to options which may be exercised within 60 days of July 6, 2006, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individual’s particular circumstances.

	Number of Shares
	of Common	Percentage of
	Stock	Common Stock
Name of Beneficial Owner	Beneficially Owned(1)	Beneficially Owned

Directors and Named Executive Officers:
Kenny Liu(2)	1,643,394	6.7%
Eli Porat(3)	1,275,625	5.0%
Jhi-Chung Kuo(4)	835,402	3.4%
Diane Bjorkstrom(5)	450,000	1.8%
Benjamin Silva(6)	265,625	1.1%
R. David Dicioccio(7)	203,333	*
Mark Mangiola(8)	110,342	*
James Bunker(9)	123,333	*
Yves Faroudja(10)	42,708	*
David Medin(13)	—	*
5% Stockholders:
Austin W. Marxe and David M. Greenhouse(11)	7,479,628	31.0%
All Directors and Executive Officers as a group (10 persons)(12)	4,949,762	18.1%

*	Represents less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)	Includes 884,412 shares held by the Liu-Lee Family Trust of which Mr. Liu and his wife, Li-Chiu Lee are trustees and beneficiaries, 133,332 shares held in the name of Mr. Liu’s minor children, and an option to purchase 490,000 shares exercisable within 60 days of July 7, 2006, of which 27,917 shares would be subject to the Company’s right of repurchase upon termination.

(3)	Consists of an option to purchase 1,275,625 shares exercisable within 60 days of July 7, 2006, of which 58,334 shares would be subject to the Company’s right of repurchase upon termination. Total options granted and outstanding are 1,550,000.

(4)	Includes an option to purchase 445,000 shares exercisable within 60 days of July 7, 2006, of which 58,334 shares would be subject to the Company’s right of repurchase upon termination. Total options granted and outstanding are 569,375.

(5)	Includes an option to purchase 450,000 shares exercisable within 60 days of July 7, 2006, of which 234,375 shares would be subject to the Company’s right of repurchase upon termination. Total options granted and outstanding are 540,000.

(6)	Includes an option to purchase 265,625 shares exercisable within 60 days of July 7, 2006, of which 130,209 shares would be subject to the Company’s right of repurchase upon termination. Total options granted and outstanding are 510,000.

(7)	Includes an option to purchase 120,000 shares exercisable within 60 days of July 31, 2006.

(8)	Includes 10,342 shares held by the Mangiola Family Trusts of which Mr. Mangiola and his wife, Cynthia Mangiola are trustees. Includes an option to purchase 100,000 shares exercisable within 60 days of July 7, 2006.

(9)	Includes 43,333 shares held by Windsor Road Limited Partnerships of which Mr. Bunker is the General Partner and options to purchase 80,000 shares exercisable within 60 days of July 7, 2006. The address for Windsor Road Limited Partnerships is Zero Old Penzance Rd., Rockport, MA 01966.

(10)	Consists of an option to purchase 42,708 shares exercisable within 60 days of July 7, 2006. of which 0 shares would be subject to the Company’s right of repurchase upon the director’s termination of service. Total options granted and outstanding are 50,000.

(11)	According to an Amendment to Schedule 13G filed with the Securities and Exchange Commission on December, 2005 by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), Marxe and Greenhouse share voting and dispositive power over an aggregate of 7,479,628 shares of Common Stock comprised of 870,053 shares of Common Stock owned by Special Situations Cayman Fund, L.P. (“Cayman”), 4,918,723 shares of Common Stock owned by Special Situations Fund III, L.P. (“SSF3”), 278,989 shares of Common Stock owned by Special Situations Technology Fund, L.P. (“Technology”), and 1,411,863 shares of Common Stock owned by Special Situations Technology Fund II, L.P. (“Tech II”). Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to SSF3. Marxe and Greenhouse are also members of SST Advisers, L.L.C., the investment advisor to Technology and Tech II. The principal business of Marxe and Greenhouse is 527 Madison Ave, Suite 2600, New York, New York 10022.

(12)	Includes 3,268,958 shares subject to options exercisable within 60 days of July 7, 2006, of which 509,169 shares are subject to the Company’s right of repurchase upon the officers’ or directors’ termination.

(13)	Mr. Medin was granted 600,000 shares in March 2006 of which none are vested.

EXECUTIVE COMPENSATION

The following table summarizes all compensation paid to (i) the Company’s Chief Executive Officer as of March 31, 2006, and (ii) the Company’s four other executive officers, (collectively, the “Named Executive Officers”) for the three years ended March 31, 2006 or such shorter period as they served as executive officers of the Company.

Summary Compensation Table

				Long-Term
				Compensation
				Securities
		Annual Compensation		Underlying	All Other
Name and Position	Year	Salary	Bonus($)	Options	Compensation

Eli Porat	2006	$240,000	$120,000	290,000	—
Chief Executive Officer and	2005	252,462	65,000	100,000	—
President	2004	225,692	40,000	100,000	—
Jhi-Chung Kuo	2006	177,000	—	140,000	—
Vice President of	2005	197,379	—	100,000	—
Engineering(1)(2)	2004	166,448	25,000	100,000	—
Benjamin Silva	2006	281,218	—	260,000	—
Vice President of Sales and	2005	110,149	—	250,000
Marketing
Diane Bjorkstrom	2006	185,000	—	90,000	—
Chief Financial Officer	2005	101,039	—	450,000

(1)	Mr. Kuo resigned as VP of Engineering in March 2006

(2)	There is a transition agreement with Mr. Kuo that terminates April 7, 2007. The total compensation associated with that agreement is $210,312 and will be paid over the length of the contract.

Stock Options

The following tables set forth certain information for the fiscal year ended March 31, 2006 with respect to stock options granted to and exercised by our Named Executive Officers and the number and value of the options held by each individual as of March 31, 2006. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant. The options have a term of 10 years, and all are subject to earlier termination in certain events related to termination of employment, except for Mr. Porat’s options.

Option Grants in Fiscal Year 2006

	Individual Grants				Potential Realizable
	Number of	Percent of			Value of Assumed
	Securities	Total Options			Annual Rates of
	Underlying	Granted to			Stock Price Appreciation
	Options	Employees in	Exercise	Expiration	for Option Term(2)
Name	Granted	Fiscal Year %(1)	Price	Date	5%	10%

Eli Porat	50,000	1.6%	$1.39	5/19/15	$43,708	$110,765
Eli Porat	160,000	5.2%	$1.39	6/30/09	$47,929	$103,216
Eli Porat	80,000	2.6%	$1.39	12/31/08	$23,964	$51,608
Jhi-Chung Kuo	50,000	1.6%	$1.39	5/19/15	$43,708	$110,765
Jhi-Chung Kuo	60,000	2.0%	$1.39	6/30/09	$17,973	$38,706
Jhi-Chung Kuo	30,000	1.0%	$1.39	12/31/08	$8,987	$19,353
Diane Bjorkstrom	60,000	2.0%	$1.39	6/30/09	$17,973	$38,706
Diane Bjorkstrom	30,000	1.0%	$1.39	12/31/08	$8,987	$19,353
Ben Silva	50,000	1.6%	$1.39	5/19/15	$43,708	$110,765
Ben Silva	140,000	4.6%	$1.39	6/30/09	$41,938	$90,314
Ben Silva	70,000	2.3%	$1.39	12/31/08	$20,969	$45,157

(1)	The percentage of total options granted is based on a total of 3,060,000 options to purchase shares of Common Stock granted to employees and non-employee directors in fiscal year 2006.

(2)	The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

Aggregate Option Exercises in Last Fiscal Year
and 2006 Year End Option Values

Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Shares		at March 31, 2006	at March 31, 2006(1)
	Acquired on	Value	Exerciseable/	Exerciseable/
Name	Exercise	Realized(1)	Unexercisable	Unexercisable

Eli Porat	—	—	1,260,000/290,000	$1,869,250/$414,700
Jhi-Chung Kuo	—	—	429,375/140,000	$528,228/$200,200
Benjamin Silva	—	—	250,000/260,000	$330,000/$371,800
Diane Bjorkstrom	—	—	450,000/90,000	$630,000/$128,700

(1)	Calculated on the basis of the fair market value of the underlying securities at March 31, 2006 ($2.82 per share) minus the exercise price.

Out-of-Plan Option Grants to CEO

In November 2001 the Company granted to its new President and Chief Executive Officer, Eli Porat, two out-of-plan non-qualified stock options. The first grant is for 800,000 shares of Common Stock, with a $1.27 exercise price, the fair market value on the date of grant. The option vests over a four-year period. The second grant is for 200,000 shares of Common Stock, with a $1.27 exercise price, the fair market value on the date of grant. If Mr. Porat meets certain performance objectives, the second option will vest ratably over 48 months beginning on the last day of the first month following the first anniversary of the vesting commencement date.

If Mr. Porat does not meet the performance objectives, the option will vest in full on the sixth anniversary of the vesting commencement date.

Director Compensation

For fiscal year 2006, each non-employee director receives a $16,000 ($20,000 for the lead director) annual retainer paid in equal quarterly installments. Additionally, each non-employee director is paid $2,000 ($2,500 for the lead director) for each meeting of the Board of Directors they attend in person. They are paid $500 for each meeting they participate in telephonically. For the meetings of the Audit, Compensation, and Nominating/Corporate Governance, each non-employee director is compensated $1,500 ($2,000 for the committee chairpersons) for every meeting they attend in person.

There is a consulting contract with Kenny Liu for business introduction services that terminated April 2006. The total compensation associated with that contract is $79,100 and was paid over the length of the contract.

We reimburse directors for reasonable expenses in connection with attendance at meetings of the Board of Directors and committee meetings.

Upon appointment to the Board of Directors, non-employee directors receive a one-time grant of an option to purchase 25,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests ratably over 24 months. On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, each Director who is not an employee shall receive an option to purchase 25,000 shares of the Company’s Common Stock at the fair market value of the Common Stock, which vests in full on the one year anniversary of the grant date.

In the fiscal year ended March 31, 2006, Messrs. Bunker, Dicioccio, Mangiola, Faroudja and Liu each received an annual non-employee director grant of 25,000 shares of Common Stock with an exercise price of $2.00 per share.

Compensation Committee Interlocks and Insider Participation

Mark Mangiola, Yves Faroudja and James Bunker serve as members of our Compensation Committee. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

Change of Control and Severance Arrangements

The severance agreements with our executive officers provide that 25% of an executive officer’s unvested options will automatically vest upon a change of control of the Company. Following such a change of control, 100% of the options granted will automatically vest if the executive officer is terminated, or constructively terminated within 24 months. In addition, all unvested options granted to directors at the time of a change of control automatically vest in full.

The Company’s Chief Executive Officer and President, Eli Porat, will receive 18 months’ salary upon termination following a change in control of the Company. The Company’s Vice Presidents, Diane Bjorkstrom and Benjamin Silva, will receive nine months’ salary upon termination following a change in control.

Securities Authorized for Issuance Under Equity Compensation Plans

Information about the Company’s equity compensation plans at March 31, 2006 was as follows:

	Number of Shares
	to be Issued Upon	Weighted Average
	Exercise of	Exercise Price of	Number of Shares
	Outstanding Options,	Outstanding Options,	Remaining Available for
Plan Category	Warrants and Rights	Warrants and Rights	Future Issuance

Equity compensation plans approved by stockholders(1)	6,523,109	$1.81	693,532
Equity compensation plans not approved by stockholders	1,000,000	$1.27	—
Total	7,523,109	—	693,532

(1)	Includes shares to be issued upon exercise of outstanding options and warrants granted under the 1999 Plan and the 2000 Plan. Options or warrants to purchase shares of the Company’s Common Stock are no longer granted under the 1999 Plan.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee, established in July 2000, is comprised of three non-employee directors. The Committee operates under a written charter adopted by the Board of Directors. The committee performs the following functions:

•	reviewing and determining salaries, incentives and other forms of compensation for directors and executive officers of the Company,

•	establishing the general compensation programs for such individuals, and

•	administering various incentive compensation and benefit plans.

Compensation Philosophy

It is the Compensation Committee’s philosophy that the compensation programs for the executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company’s success. To conserve cash and encourage growth during the first years of the Company’s existence, our executive compensation in previous years has been based on the “start-up” model, with a relatively low percentage of compensation comprised of base salary and a higher percentage of stock options. As we continue to grow and develop, we are shifting our compensation plans to mirror those of other publicly traded companies in our sector and to reflect the size and value of the Company. The Company is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

It is the Company’s policy generally to provide the Company’s executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation is comprised of three elements: (i) a base salary, (ii) bonus and (iii) stock options.

The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2006 fiscal year are described below. The Compensation Committee may, however,

in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, for future fiscal years.

Executive Officer Base Salary and Bonus

The base salary for each executive officer is generally established on the basis of relative parity with other executive officers of the Company. The Compensation Committee’s policy is to consider market information and estimated base salary levels paid for similar positions at peer companies. In addition, certain portions of the executive officer compensation is contingent on the Company’s performance, the Company generally has compensated its executive officers with salaries and stock options as opposed to cash bonuses.

Stock Option Grants

To date, long-term incentives have consisted primarily of grants of options to purchase the Company’s Common Stock. Generally, stock option grants are made by the Compensation Committee to certain of the Company’s executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a four-year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the fair market value of the underlying shares appreciates over the option term.

The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods, and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is determined using the same criteria as for the other executive officers. For fiscal year 2006, the Compensation Committee set Mr. Porat’s salary at $240,000 with an annual bonus of up to $120,000 provided certain objectives are obtained. This was the same base salary that was approved for fiscal years 2005 and 2004. The Compensation Committee believes this compensation package provides Mr. Porat with significant incentives to continue contributing to the Company’s financial success.

Compliance with Internal Revenue Code 162(m)

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2005 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee plans to keep the non-performance-based compensation to be paid to the Company’s executive officers for the 2006 fiscal year within that limit. The Amended and Restated 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. Because it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee does not expect to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Mark Mangiola
James Bunker
Yves Faroudja

STOCK PRICE PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return assuming the investment of $100 on March 31, 2001(the day of the Company’s initial public offering) in each of the Company’s Common Stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	March 31, 2001	March 31, 2002	March 31, 2003	March 31, 2004	March 31, 2005	March 31, 2006
Tvia	$100.00	$16.72	$5.82	$18.18	$12.73	$25.64
Philadelphia Semiconductor	$100.00	$61.76	$32.17	$50.54	$43.72	$51.84
Nasdaq Composite	$100.00	$47.89	$34.80	$51.75	$60.23	$67.54

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Board of Directors on April 29, 2002 and amended on May 13, 2004. The current members of the Audit Committee are Tom Oswold, James Bunker, Mark Mangiola and David Dicioccio, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-K with the Company’s management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

The Audit Committee met privately with BDO Seidman LLP, and discussed issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with BDO Seidman LLP their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

James Bunker
Mark Mangiola
R. David Dicioccio
Tom Oswold

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of BDO Seidman LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006. This is the first fiscal year for which BDO will audit the Company’s financial statements. Representatives of BDO are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of BDO to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

On December 20, 2005, the Audit Committee of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. PwC’s reports on the Company’s financial statements for the fiscal years ended March 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended March 31, 2005 and 2004, and through December 20, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no “reportable events” (as defined in the Securities and Exchange Commission (the “SEC”) Regulation S-K, Item 304 (a)(1)(v)). In its letter dated December 27, 2005 to the SEC, PwC stated that it agreed with the foregoing statements and this letter was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on December 29, 2005.

On December 20, 2005, the Audit Committee engaged BOD as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006. During the fiscal years ended March 31, 2005 and March 31, 2004 and through December 20, 2005 neither the Company nor anyone acting on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP and BDO Seidman LLP for the audit of Tvia’s annual financial statements for 2006 and 2005, and fees billed for other services rendered by PricewaterhouseCoopers LLP and BDO Seidman LLP.

	Year Ended March 31,
	2006	2005

Audit Fees	$258,912	$250,000
Tax Fees	24,380	30,000

Total	$283,292	$280,000

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP and BDO Seidman LLP in connection with statutory and regulatory filings or engagements.

Tax Fees consist of fees billed for professional services rendered for the preparation and review of income tax returns.

There are no audit-related fees or other service fees for fiscal years 2006 and 2005.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one of its members when expedition of services is necessary. During fiscal year 2006 and 2005, the Audit Committee pre-approved all audit and tax fees provided by the independent accountants.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors for the Company.

The Board of Directors recommends a vote “FOR” ratification of BDO Seidman LLP as the Company’s independent registered public accounting firm.

PROPOSAL THREE

PROPOSAL TO AMEND THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

On June 8, 2006, the Board of Directors approved an amendment, subject to stockholder approval, to add 2,400,000 shares to the share reserve under the Company’s Amended and Restated 2000 Stock Incentive Plan (the “Plan”). The Plan was originally approved by the Company’s Board on March 20, 2000 and approved by the stockholders on July 31, 2000. The Plan was subsequently amended by the Board in March 2001, with such amendment approved by the stockholders on April 3, 2001. As of June 15, 2006, 7,456,234 shares were subject to awards under the Plan and 723,741 shares remained eligible for grant under the Plan.

The Company believes that appropriate equity incentives are critical to attracting and retaining the best employees in its industry. The approval of this proposal will enable the Company to continue to provide such incentives.

Except for formula non-employee director grants, the Board has full discretion to determine the number of awards to be granted to participants under the Plan, subject to an annual limitation on the total number of options and stock appreciation rights that may be granted to any employee or consultant.

Summary of the Plan

The following is a summary of the material terms of the Plan. It is qualified in its entirety by the specific language of the Plan, a copy of which is available to any stockholder upon request. A copy of the Plan is attached to the version of the Proxy Statement filed with the SEC as Appendix A.

General

The Plan provides for the grant of incentive and nonstatutory stock options as well as stock appreciation rights, restricted shares and stock units. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code.

Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract and retain persons eligible to receive awards under the Plan and by motivating such persons to contribute to the growth and profitability of the Company.

Administration

The Plan is administered by the Board of Directors and its designees. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award, and other terms of the award. The Board of Directors is authorized to delegate administration of the Plan to a committee of outside directors. The Board has delegated administration of the Plan to the Compensation Committee of the Board. As used herein with respect to the Plan, the “Board” refers to the Compensation Committee, as well as to the Board of Directors itself.

Stock Subject to the Plan

The total shares authorized under the Plan will be equal to 15,212,400 shares, including the 2,400,000 share increase that is the subject of this proposal, of which 3,123,741 will remain available for future grants and awards under the plan. In addition, each January 1, shares are automatically added to the Plan share reserve in an amount equal to the lesser of (a) 730,000 shares, (b) 3% of the then fully diluted outstanding shares of the Company, or (c) a lesser amount determined by the Board. If awards granted under the Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated awards will then be available for grant under the Plan. Similarly, shares available under the Company’s Amended and Restated 1999 Stock Incentive Plan were added to the Plan reserve, up to 10,000,000 shares.

Eligibility

Awards other than incentive stock options generally may be granted to employees, directors and consultants of the Company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. As of June 15, 2006, approximately 35 persons were eligible to receive grants under the Plan.

No incentive stock options may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000. In order to permit options and stock appreciation rights to qualify as “performance based compensation” under Code Section 162(m) no employee or consultant may be granted options or stock appreciation rights covering in each case in excess of 333,333 shares in any fiscal year of the Company (416,666 shares in the first fiscal year in which the individual provides service to the Company).

Options and Stock Appreciation Rights

The following is a description of the general terms of options and stock appreciation rights under the Plan. Individual grants may have terms that differ from those described below.

Exercise Price; Payment.  The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options and stock appreciation rights are generally set by the Board. On June 22, 2006, the closing price of the Company’s Common Stock as reported on the Nasdaq Small Cap Market was $3.50 per share. The exercise price of options granted under the Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) past services, (iv) in the Company’s sole and absolute discretion, by delivery of a promissory note, (v) by pledge to a broker for a loan, (vi) by a broker-assisted “cashless exercise,” (vii) in any other form of legal consideration acceptable to the Board, or (viii) any combination of the above.

Exercise.  Options and stock appreciation rights granted under the Plan may become exercisable (“vest”) in cumulative increments as determined by the Board provided that the holder’s employment by, or service as a director or consultant to the Company or certain related entities or designated affiliates (“service”) continues from the date of grant until the applicable vesting date. Shares covered by awards granted under the Plan may be subject to different vesting terms. The Board generally has the power to accelerate the time during which an award may be exercised.

Term.  The maximum term of options and stock appreciation rights under the Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years. The Plan provides for earlier termination of an award due to the holder’s cessation of service.

Restrictions on Transfer

Incentive stock options granted under the Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A nonstatutory stock option or stock appreciation right is not transferable in any manner other than (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary taking effect upon the death of the optionee, (iii) by delivering written notice to the Company that the optionee will be gifting to certain family members or other specific entities controlled by or for the benefit of such family members, and such other transferees as the Board may approve.

Automatic Outside Director Grants

Automatic Grant of Stock Options.  Each outside director will automatically be granted an option for twenty-five thousand (25,000) shares of Common Stock on the first day following his or her election to the Board. The per-share exercise price for each automatic option will be equal to the fair market value of a share of our Common Stock on the date of grant. Options for 25,000 shares will become vested and exercisable ratably over 24 months from the date of grant, subject to the director’s continuous service on our Board.

In addition, any outside director who will continue as member of the Board immediately following each subsequent annual meeting of the stockholders will be granted an additional option for twenty-five thousand (25,000) shares of Common Stock. These shares will become vested and exercisable in full on the first anniversary of grant, subject to the director’s continuous service on our Board.

Terms and Conditions of Automatic Grants.  Automatic outside director options that have been outstanding for at least six months will become fully vested on a change in control of the Company. Unless earlier terminated under the terms of the option agreement, each automatic option will remain exercisable for ten (10) years after the date of grant.

Stock Units

The Board may grant stock units under the Plan, which represent a right to receive shares of our common stock (or the cash equivalent) at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the company. The Board may grant stock unit awards subject to the attainment of one or more performance goals, or may make the awards subject to vesting conditions similar to those applicable to restricted share awards. Unless otherwise provided by the Board, a participant will forfeit any stock units which have not vested prior to the participant’s termination of service. Participants generally have no voting rights or rights to receive cash dividends with respect to stock unit awards until shares of common stock are issued in settlement of such awards. However, the Board may grant stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional stock units for a number of shares whose value is equal to any cash dividends we pay.

Restricted Share Awards

The Board may grant restricted share awards under the Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the company. The Board determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted share awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals. Shares acquired pursuant to a restricted share award may not be transferred by the participant until vested. Unless otherwise provided by the Board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will generally have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Deferred Compensation Awards

The Plan authorizes the Board to establish a deferred compensation award program. If and when implemented, participants designated by the Board who are officers, directors or members of a select group of highly compensated employees may elect or be required to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights as deferred compensation.

Effect of Certain Corporate Events

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the Plan (including the annual increase to the reserve) and to any outstanding awards, in the Section 162(m) per employee grant limit (see “Federal Income Tax Information — Potential Limitation on Company Deductions,” below), in the number of automatic grants to outside directors and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option or stock appreciation right be decreased to an amount less than par value of the stock subject to the award.

If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation’s stock. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. The Board may grant awards that will accelerate in connection with a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

The Board may amend or terminate the Plan at any time. If not earlier terminated, the Plan will expire on March 20, 2010.

The Board may also amend the Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the stockholders of the Company if the amendment requires stockholder approval under applicable law, regulation or rule.

Specific Grants

Other than the automatic outside director grants, awards under the Plan are discretionary. Accordingly, it is generally not possible to determine the number of awards that may be granted under the Plan to specific individuals. The following table shows the grants under the Plan in the last fiscal year to certain individuals and groups. These numbers are not necessarily indicative of awards in the future.

Name	Options

Eli Porat	290,000
Chief Executive Officer and President
Jhi-Chung Kuo	140,000
Former Vice President of Engineering
David Medin	600,000
Vice President of Engineering and CTO
Benjamin Silva	260,000
Vice President of Sales and Marketing
Diane Bjorkstrom	90,000
Chief Financial Officer
All current executive officer participants as a group	1,380,000
All current non-employee directors as a group	125,000
All non-executive officer employee participants as a group	1,555,000

Federal Income Tax Information

Incentive Stock Options.  An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options and Stock Appreciation Rights.  Nonstatutory stock options and stock appreciation rights have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonstatutory stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or stock appreciation right or the sale of the stock acquired pursuant to such grant.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted share award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Units.  A participant generally will recognize no income upon the receipt of a stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion above under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards.  A participant generally will recognize no income upon the receipt of deferred compensation awards. Upon the settlement of the awards, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the value of the compensation paid. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date they are transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Company Deductions.  Code Section 162(m) denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a Compensation Committee comprised solely of “outside directors” (as defined in Section 162(m)) and (iv) the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

For the aforementioned reasons, the Plan provides for an annual per employee limitation as required under Section 162(m) and the Company’s Compensation Committee is comprised solely of outside directors. Accordingly, options or stock appreciation rights granted by the Compensation Committee may qualify as performance-based compensation.

Other Tax Consequences.  The foregoing discussion is intended to be a general summary only of the federal income tax aspects of awards granted under the Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

Required Vote

The amendment of the Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan.

PROPOSAL FOUR

Adjournment of the Meeting, if Necessary, to Solicit Additional Proxies

Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by the Company at the meeting, such adjournment will be submitted for a stockholder vote under Item 4 of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” adjournment of the meeting, if necessary in the judgment of the proxy holders, to solicit additional proxies in favor of the Company’s proposals in this proxy statement.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting must be received by the Secretary of the Company no later than March 1, 2006 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2006 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company may either contract with a proxy solicitor to assist in the solicitation of proxies or may handle the solicitation directly. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the agreements described in “Change of Control and Severance Arrangements” above, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class at voting securities of the Company and members of such person’s family had or will have a direct or indirect material interest.

Agreements with directors or executive officers in exceeding $60,000:

•	There is a transition agreement with Mr. Jhi-Chung Kuo that terminates April 7, 2007. The total compensation associated with that agreement is $210,312 and will be paid over the length of the contract.

•	There was a consulting contract with Mr. Kenny Liu for business introduction services that terminated April 2006. The total compensation associated with that contract was $79,100 and was paid over the length of the contract (March 2005 to April 2006).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, we believe that, during the fiscal year ended March 31, 2006 all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied except as follows:

Form	Name	Trans Date	File Date	Description

4	Yves Faroudja	08/12/05	06/21/06	Stock Option Grant
4	James Bunker	08/12/05	06/21/06	Stock Option Grant
4	David Dicioccio	08/12/05	06/21/06	Stock Option Grant
4	Mark Mangiola	08/12/05	06/21/06	Stock Option Grant
4	Kenny Liu	08/12/05	06/21/06	Stock Option Grant

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that the Company sent to certain stockholders, the Company is sending only one copy of its annual report and proxy statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of the Company’s annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to Investor Relations Department via e-mail at dbjorkstrom@tvia.com, by mail to Investor Relations Department, 4001 Burton Drive, Santa Clara, California 95054, or call at (408) 982-8588. The Company will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact the Company if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing TVIA stock at two different brokerage firms, your household will receive two copies of the TVIA annual meeting materials — one from each brokerage firm. To reduce the number of duplicate sets of annual meeting materials your household receives, you may wish to enroll some or all of your accounts in the Company’s electronic delivery program.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors

ELI PORAT
Chief Executive Officer and President

July 10, 2006

The Company’s 2006 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 4001 Burton Drive Santa Clara, California 95054, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of July 6, 2006 the stockholder was entitled to vote at the Annual Meeting.

Appendix A
TVIA, INC.
AMENDED AND RESTATED
2000 STOCK INCENTIVE PLAN
(Amended as of April 3, 2001)

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TVIA, INC.
AMENDED AND RESTATED
2000 STOCK INCENTIVE PLAN
SECTION 1. ESTABLISHMENT AND PURPOSE.
     The Plan was adopted by the Board of Directors effective March 20, 2000 and most recently amended on July 11, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.
SECTION 2. DEFINITIONS.
     (a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.
     (b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
     (c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
     (d) “Change in Control” shall mean the occurrence of any of the following events:
     (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:
     (A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
     (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or
     (ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;
     (iii) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or
     (iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.
     For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) March 20, 2000 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.
     For purposes of subsections (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
     Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (f) “Committee” shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
     (g) “Company” shall mean Tvia, Inc., a Delaware corporation.
     (h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

     (i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
     (l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:
     (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;
     (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;
     (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and
     (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
     (m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.
     (n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.
     (o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
     (p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (q) “Optionee” shall mean an individual or estate who holds an Option or SAR.
     (r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in the second sentence of Section 4(a).
     (s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
     (t) “Participant” shall mean an individual or estate who holds an Award.
     (u) “Plan” shall mean this 2000 Stock Incentive Plan of Tvia, Inc., as amended from time to time.
     (v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
     (w) “Restricted Share” shall mean a Share awarded under the Plan.
     (x) “Restricted Share Agreement ” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.
     (y) “SAR” shall mean a stock appreciation right granted under the Plan.
     (z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.
     (aa) “Service” shall mean service as an Employee, Consultant or Outside Director.
     (bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).
     (cc) “Stock” shall mean the Common Stock of the Company.
     (dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.
     (ee) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.
     (ff) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

     (gg) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.
     (hh) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
     (ii) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.
SECTION 3. ADMINISTRATION.
     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy
     (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
     (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.
     (b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.
     (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.
     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
     (i) To interpret the Plan and to apply its provisions;

     (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;
     (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
     (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;
     (v) To select the Offerees and Optionees;
     (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;
     (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;
     (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;
     (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;
     (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;
     (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;
     (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
     (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and
     (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.
Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.
SECTION 4. ELIGIBILITY.
     (a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs, and grants to Outside Directors shall comply with the provisions of Section 4(b).
     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:
     (i) Outside Directors shall only be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options and SARs.
     (ii) Each Outside Director who first joins the Board of Directors after the date of adoption of the Plan shall receive a Nonstatutory Option to purchase 25,000 Shares (subject to adjustment under Section 12) on the first business day after his or her election to the Board of Directors.
     (iii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders after such Outside Director’s appointment or election to the Board of Directors, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company’s stockholders shall receive an Option to purchase a pro rata portion of 10,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from date of election or appointment until the next regular annual meeting of the Company’s stockholders divided by 12. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.
     (iv) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a), (b) and (d).
     (v) Each Option granted under Section 4(b)(ii) shall vest ratably over 24 months. Except as set forth in the next succeeding sentence, each Option granted under Section 4(b)(iii) shall become exercisable in full on the first anniversary of the grant date. Each Option granted to Outside Directors who were not initially elected at a regular annual meeting of the Company’s stockholders shall become exercisable in full at the next regular annual meeting of the Company’s stockholders following the date of grant. Notwithstanding the foregoing, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.
     (vi) Subject to Sections 4(b)(vii) and (viii), all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the tenth anniversary of the date of grant of such Options.
     (vii) If an Optionee’s Service terminates for any reason other than death, then his or her Options shall expire on the earliest of the following occasions:
(A) The expiration date determined pursuant to Section 4(b)(vi) above;
(B) The date 24 months after the termination of the Optionee’s Service, if the termination occurs because of his or her Total and Permanent Disability; or
(C) The date six months after the termination of the Optionee’s Service for any reason other than Total and Permanent Disability.
The Optionee may exercise all or part of his or her Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before his or her Service terminated. The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Options, all or part of such Options may be exercised at any time prior to their expiration by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Options had become exercisable before his or her Service terminated.
     (viii) If an Optionee dies while he or she is in Service, then his or her Options shall expire on the earlier of the following dates:
     (A) The expiration date determined pursuant to Section 4(b)(vi) above; or
     (B) The date 24 months after his or her death.
All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan.
     (ix) Except as otherwise provided by the Committee, no Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
     (c) Limitation On Grants. No Employee or Consultant shall be granted Options to purchase more than 333,333 Shares in any fiscal year of the Company, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not cover more than 416,666 Shares (in each case subject to adjustment in accordance with Section 12).
     (d) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(6) of the Code.
     (e) Attribution Rules. For purposes of Section 4(d) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
     (f) Outstanding Stock. For purposes of Section 4(d) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5. STOCK SUBJECT TO PLAN.
     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 2,333,333 Shares, plus the additional Shares described in Sections (b) and (c), and any Shares available for future awards under the Tvia, Inc. Amended and Restated 1999 Stock Incentive Plan (the “Prior Plan”) as of the effective date of this Plan and any Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are canceled without delivery of Shares or which result in the forfeiture of Shares back to the Company, but in no event more than 10,000,000 Shares. The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 12.
     (b) Annual Increase in Shares. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 730,000 shares, (ii) 3% of the fully diluted outstanding shares of Stock of the Company on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares that may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
     (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.
     (d) Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.
SECTION 6. RESTRICTED SHARES
     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.
     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.
     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.

A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.
     (a) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.
     (b) Purchase Price. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Section 6(b).
     (c) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.
     (d) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 8. TERMS AND CONDITIONS OF OPTIONS.
     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 9(b).
     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than 333,333 Shares, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than 416,666 Shares.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d) and the Exercise Price of an NSO shall not be less than the par value of the Shares subject to such NSO. Subject to the foregoing in this Section 8(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 9.
     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(d)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 8(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
     (f) Nontransferability. Except as otherwise provided by the Committee, during an Optionee’s lifetime, his or her Option(s) shall be exercisable only by the Optionee and shall not be transferable. In the event of an Optionee’s death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution.
     (g) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
     (h) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

     (i) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent.
     (ii) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that either the Company’s independent accountants or such other party’s independent accountants determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.
     (i) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.
     (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.
     (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.
     (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
     (m) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 9. PAYMENT FOR SHARES.
     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Sections 9(b) through 9(g) below.
     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than 12 months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).
     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
     (f) Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.
     (g) Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
SECTION 10. STOCK APPRECIATION RIGHTS.
     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 333,333 Shares, except that SARs granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than 416,666 Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.
     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.
     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that either the Company’s independent accountants or such other party’s independent accountants determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.
     (f) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
     (g) Special Holding Period. To the extent required by Section 16 of the Exchange Act or any rule thereunder, an SAR shall not be exercised for cash unless both it and the related Option have been outstanding for more than six months.

     (h) Special Exercise Window. To the extent required by Section 16 of the Exchange Act or any rule thereunder, an SAR may only be exercised for cash during a period which (a) begins on the third business day following a date when the Company’s quarterly summary statement of sales and earnings is released to the public and (b) ends on the second business day following such date. This Section 10(h) shall not apply if the exercise occurs automatically on the date when the related Option expires, and the Committee may determine that it shall not apply to limited SARs that are exercisable only in the event of a Change in Control.
     (i) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, may alter or impair his or her rights or obligations under such SAR.
SECTION 11. STOCK UNITS.
     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that either the Company’s independent accountants or such other party’s independent accountants determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.
     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.
     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.
     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
     (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
SECTION 12. ADJUSTMENT OF SHARES.
     (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:
     (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;
     (ii) The limitations set forth in Sections 4(c), 8(b) and 10(b);
     (iii) The number of NSOs to be granted to Outside Directors under Section 4(b);
     (iv) The number of Shares covered by each outstanding Option and SAR;
     (v) The Exercise Price under each outstanding Option and SAR; or

     (vi) The number of Stock Units included in any prior Award which has not yet been settled.
Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:
     (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
     (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
     (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
     (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or
     (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.
     (d) Reservation of Rights. Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 13. DEFERRAL OF AWARDS.
     The Committee (in its sole discretion) may permit or require a Participant to:

a)	Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

b)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

c)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.
SECTION 14. AWARDS UNDER OTHER PLANS.
     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
     (a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.
     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.
     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.
SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.
SECTION 17. WITHHOLDING TAXES.
     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.
SECTION 18. LIMITATION ON PARACHUTE PAYMENTS.
     (a) Scope of Limitation. This Section 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Section 18. If this Section 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.
     (b) Basic Rule. In the event that the independent auditors most recently selected by the Board (the “Auditors”) determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 18, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.
     (c) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.
     (d) Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.
     (e) Related Corporations. For purposes of this Section 18, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.
SECTION 19. NO EMPLOYMENT RIGHTS.
     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 20. DURATION AND AMENDMENTS.
     (a) Term of the Plan. The amended and restated Plan, as set forth herein, shall terminate automatically on March 20, 2010 and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.
SECTION 21. EXECUTION.
     To record the adoption of the amended and restated Plan by the Board of Directors effective as of April 3, 2001, the Company has caused its authorized officer to execute the same.

TVIA, INC.

By	/s/ Michael Hoberg

Michael Hoberg
Secretary

TVIA, Inc.
2000 Stock Incentive Plan
Notice of Stock Option Grant
     You have been granted the following Option to purchase Common Stock of TVIA, Inc. (the “Company”) under the Company’s 2000 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Social Security Number:	[SS#]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Exercise Price Per Share:	$

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Date]

Vesting Schedule:	This Option becomes exercisable with respect to the first 1/4th of the shares subject to this Option when you complete 12 months of continuous “Service” (as defined in the Plan) from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional 1/48th of the shares subject to this Option when you complete each additional month of Service

Expiration Date:	[Date of Expire] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.
TVIA, INC.
Notice of Stock Option Grant

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	TVIA, Inc.

By:
Optionee’s Signature
Title:
Optionee’s Printed Name
TVIA, INC.
Notice of Stock Option Grant

TVIA, INC.
2000 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Death	If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).
TVIA, INC.
Notice of Stock Option Grant

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):
•	Your personal check, a cashier’s check or a money order.
TVIA, INC.
Notice of Stock Option Grant

•	Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•	By delivery on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•	By delivery on a form approved by the Committee of an irrevocable direction to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•	Any other form permitted by the Committee in its sole discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.
TVIA, INC.
Notice of Stock Option Grant

Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.
TVIA, INC.
Notice of Stock Option Grant

Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.
BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN.
TVIA, INC.
Notice of Stock Option Grant

TVIA, INC.
2000 STOCK INCENTIVE PLAN
NOTICE OF EXERCISE OF STOCK OPTION
You must sign this Notice on the last page before submitting it to the Company

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: ___, 200_	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of TVIA, Inc. (the “Company”) covered by option:	☐ Incentive (ISO)
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which option is being exercised now:                                         . (These shares are referred to below as the “Purchased Shares.”)
Total exercise price for the Purchased Shares: $
Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “TVIA, INC..”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)
Name(s) in which the Purchased Shares should be registered
[please check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:
1.	I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.
2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2000 Stock Incentive Plan and the tax consequences of an exercise.
3.	In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.
4.	In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.
SIGNATURE AND DATE:
                                                                                                           ____, 200__

PROXY
TVIA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting — August 10, 2006
     The undersigned hereby authorizes ELI PORAT and DIANE BJORKSTROM, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of common stock of Tvia, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California on Thursday, August 10, 2006 at 2:00 p.m., or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:
     Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposal 2, and in accordance with the discretion of the Proxies on any other matter as may properly come before the Annual Meeting.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲
You can now access your Tvia, Inc. account online.
Access your Tvia, Inc. shareholder/stockholder account online via Investor ServiceDirect ® (ISD).
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This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the election of directions and “FOR” Proposal 2.
Mark Here for Address Change or Comments PLEASE SEE REVERSE SIDE	☐

	FOR	WITHHELD
	ALL	FROM ALL
	NOMINEES	NOMINEES
1. 1. To elect
(01) Messrs. Mark Mangiola and
(02) Dr. Baichuan Du as Class III directors to serve until the 2009 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified.
	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below):

For all nominees except as noted above

	FOR	AGAINST	ABSTAIN
2. To ratify appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

3. To approve an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan to increase the number of shares available for issuance under the Plan by 2,400,000 shares.

4. At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

WILL
ATTEND
If you plan to attend the Annual Meeting, please mark the WILL ATTEND box	☐
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Signature	Signature	Date

Please sign where indicated. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

▲ Detach here from proxy voting card ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM EST the day prior to annual meeting day.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/xxx
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

Telephone
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
OR

Mail
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement on the internet at:
http://www.xxxxxxxxxxxxx.com